LORD ABBETT DEVELOPING GROWTH FUND, INC.

Supplement dated July 26, 2019

to the Statutory Prospectus dated December 1, 2018

Effective July 26, 2019, eligible retirement and benefit plans may invest in Class R3, R4, R5, and R6 shares of Developing Growth Fund (the “Fund”). Accordingly, the Fund’s statutory prospectus is revised as shown below.

You should read this supplement in conjunction with your Fund’s prospectus and SAI, which discuss the Fund’s share class eligibility criteria.

The following language replaces the fourth paragraph in the section of the prospectus titled “Information about the Availability of the Fund” and supplements and supersedes any information to the contrary in the Fund’s prospectus and SAI.

•	Retirement and Benefit Plans. Retirement and benefit plans eligible to purchase Class R shares may purchase shares of the Fund. For more information on eligibility to purchase Class R shares, please see the “Choosing a Share Class – Additional Information about the Availability of Share Classes” section in the prospectus.

Please retain this document for your future reference.